                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 15, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2004, providing for the issuance of Structured Asset
Securities Corporation Mortgage Pass-Through Certificates, Series 2004-22)

                    Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                               333-115858                             74-2440850
               --------                               ----------                             ----------

     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           Of Incorporation)                          File Number)                        Identification No.)

     745 Seventh Avenue, 7th Floor
             New York, NY                                                                      10019
             -------------                                                                    -------
         (Address of Principal                                                               (Zip Code)
          Executive Offices)

         Registrant's telephone number, including area code:  (212) 526-7000

                                    No Change
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events

          Dechert LLP has been retained by this Registrant as counsel for its
Registration Statement on Form S-3 (Commission File No. 333-115858) in
connection with various transactions. Legal opinions by Dechert LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          5.1  Opinion of Dechert LLP as to legality (including consent of such firm).

          8.1  Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

          23.1 Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES
                                             CORPORATION

                                      By: /s/ Daniel E. Israeli
                                         ---------------------------------
                                          Name:  Daniel E. Israeli
                                          Title: Vice President

Dated:  December 15, 2004

                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------

   5.1          Opinion of Dechert LLP as to legality (including consent of such firm).

   8.1          Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

   23.1         Consent of Dechert LLP (included in Exhibit 5.1).